Supplement dated June 10, 2016
to
Davis Appreciation & Income Fund
A Portfolio of DAVIS SERIES, INC.
Summary Prospectus Dated April 29, 2016

•
As of July 1, 2016, Keith Sabol and Andrew Davis will be removed as portfolio managers of Davis Appreciation & Income Fund. The "Portfolio Managers" section of the summary prospectus is amended as below.

Portfolio Managers
The fund is overseen by Davis Advisors' Portfolio Review Committee, which is chaired by Christopher Davis. The individuals that have the most significant responsibility for the day-to-day management of the Fund's portfolio are listed below.
Portfolio Managers	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Christopher Davis	Since July 2016	Chairman, Davis Selected Advisers, L.P.
Creston King	Since July 2016	Vice President, Davis Selected Advisers-NY, Inc.
Peter Sackmann	Since July 2016	Vice President, Davis Selected Advisers-NY, Inc.

Supplement dated June 10, 2016
to
Davis Appreciation & Income Fund
A Portfolio of DAVIS SERIES, INC.
Statutory Prospectus Dated April 29, 2016

•
As of July 1, 2016, Keith Sabol and Andrew Davis will be removed as portfolio managers of Davis Appreciation & Income Fund. The "Portfolio Managers" section of the summary prospectus is amended as below.

Portfolio Managers
The fund is overseen by Davis Advisors' Portfolio Review Committee, which is chaired by Christopher Davis. The individuals that have the most significant responsibility for the day-to-day management of the Fund's portfolio are listed below.
Portfolio Managers	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Christopher Davis	Since July 2016	Chairman, Davis Selected Advisers, L.P.
Creston King	Since July 2016	Vice President, Davis Selected Advisers-NY, Inc.
Peter Sackmann	Since July 2016	Vice President, Davis Selected Advisers-NY, Inc.

•	The "Portfolio Managers" section of the statutory prospectus, within the "Management and Organization" section of the prospectus, is amended as below.

Davis Appreciation & Income Fund
Christopher Davis serves as the Chair of Davis Advisors' Portfolio Review Committee. In this role Mr. Davis has general oversight responsibilities for the Fund, which includes capital allocation of the Fund's assets among the Portfolio Managers. The Portfolio Managers listed below are primarily responsible for the day-to-day management of a substantial majority of the Fund's assets. All investment decisions are made within the parameters established by the Fund's investment objectives, strategies, and restrictions.
▪
Christopher Davis has served as a Portfolio Manager of Davis Appreciation & Income Fund since July 2016 and also manages other equity funds advised by Davis Advisors. Mr. Davis has served as an analyst and portfolio manager for Davis Advisors since 1989.

▪
Creston King has served as a Portfolio Manager of Davis Appreciation & Income Fund since July 2016 and also manages other fixed income and money market funds advised by Davis Advisors. Mr. King has served as a portfolio manager for Davis Advisors since August 1999. Mr. King is responsible for the management of the fixed income segment of the Fund.

▪
Peter Sackmann has served as a Portfolio Manager of Davis Appreciation & Income Fund since July 2016. Mr. Sackmann is the member of the Portfolio Review Committee that is responsible for day-to-day management of the Fund's equity investments. Mr. Sackmann has served as Director of Institutional Services and Research since October 1997.

Supplement dated June 10, 2016
to
Davis Appreciation & Income Fund
A Portfolio of DAVIS SERIES, INC.
Statement of Additional Information dated April 29, 2016

•	The following risk is added to the "Non-Principal Investment Strategies and Risks" section under "Equity Strategies and Risks."

Master Limited Partnerships risk. A Fund may invest in securities of master limited partnerships ("MLPs"). Investments in MLPs involve risks that differ from investments in common stock, including risks related to the following: a common unit holder's limited control and limited rights to vote on matters affecting the MLP; potential conflicts of interest between the MLP and the MLP's general partner; cash flow; dilution; and the general partner's right to require unit holders to sell their common units at an undesirable time or price. MLP common unit holders may not elect the general partner or its directors and have limited ability to remove an MLP's general partner. MLPs may issue additional common units without unit holder approval, which could dilute the ownership interests of investors holding MLP common units. MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Prices of common units of individual MLPs, like prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. A holder of MLP common units typically would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which would continue after an investor sold its investment in the MLP. The value of an MLP security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.
MLPs currently do not pay U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which could result in a requirement to pay federal income tax on its taxable income and have the effect of reducing the amount of cash available for distribution by the MLP, resulting in a reduction of the value of the common unit holder's investment. Changes in the laws, regulations or related interpretations relating to the Fund's investments in MLPs could increase the Fund's expenses, reduce its cash distributions, negatively impact the value of an investment in an MLP, or otherwise impact the Fund's ability to implement its investment strategy. Due to the heavy state and federal regulations that an MLP's assets may be subject to, an MLP's profitability could be adversely impacted by changes in the regulatory environment.
Generally, the securities markets may move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

As of July 1, 2016, Keith Sabol and Andrew Davis will be removed as portfolio managers of Davis Appreciation & Income Fund.

•	The "Portfolio Managers" section of the statement of additional information, regarding Davis Appreciation & Income Fund, is amended as below.

Davis Appreciation & Income Fund. The portfolio managers of Davis Appreciation & Income Fund are Christopher Davis, Creston King, and Peter Sackmann. They are the persons primarily responsible for investing the Fund's assets on a daily basis.

Accounts Managed as of December 31, 2015
Portfolio Managers	Dollar Range of Fund Shares Owned(5)	Number of RICs(2)	Assets(1) in RICs in millions	Number of OPIV(3)	Assets(1) in OPIV(3) in millions	Number of OA(4)	Assets in OA(4) in millions
Davis Appreciation & Income Fund
Christopher Davis	Over $1 Million	12	$20,742.0	8	$667.7	52	$6,356.1
Creston King	$100,001 - $500,000	2	$259.0	0	0	0	0
Peter Sackmann	$100,001 - $500,000	0	0	0	0	0	0
(5) As of May 31, 2016.